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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): NOVEMBER 1, 2001
                                                         ----------------


                                AZZ incorporated
                                ----------------
             (Exact name of Registrant as specified in its charter)



         TEXAS                      1-12777                     75-0948250
         -----                      -------                     ----------
    (State or other            Commission File No.           (I.R.S. Employer
    jurisdiction of                                       Identification Number)
    incorporation or
     organization)


                         UNIVERSITY CENTRE I, SUITE 200
                           1300 SOUTH UNIVERSITY DRIVE
                             FORT WORTH, TEXAS 76107
                             -----------------------
                    (Address of principal executive offices,
                               including zip code)




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Registrant's Telephone Number, including Area Code:   (817) 810-0095
                                                      --------------


The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated November 15, 2001.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

          (a) Financial statements of business acquired. On November 1, 2001, AZZ incorporated, (the "Company") completed the acquisition (the "Acquisition") of 100% of the outstanding stock of Central Electric Company and it's subsidiaries ("CEC"). CEC is a manufacturer of specialty switchgear products, power center enclosures, relay panels and non-segregated bar bus equipment which is provided to the electrical power industry. The Company intends to continue these operations. The financial statements required to be filed by Item 7 (a) of Form 8-K are filed herewith as Exhibit 99.1.

          (b) Pro forma financial information. The pro forma financial information required to be filed by Item 7 (b) of Form 8-K is filed herewith as Exhibit 99.2.

          (c)  Exhibits:

               Exhibit
               Number    Exhibit
               ------    -------

                 23      Consent of Williams Keepers LLP

                 99.1 Financial Statements of CEC for the year ended September 30, 2001 with Report of Independent Auditors.

                 99.2 Unaudited Pro Forma Combined Condensed Balance Sheet of the Company and CEC as of August 31, 2001; and Unaudited Pro Forma Combined Condensed Statements of Operations of the Company and CEC for the six months ended August 31, 2001 and for the year ended February 28, 2001.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AZZ incorporated



    DATE: 1/11/02               By: /s/ Dana Perry
          -------                  ----------------------------
                                   Dana Perry
                                   Vice President Finance
                                   Chief Financial Officer


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER    EXHIBIT
------    -------

  23      Consent of Williams Keepers LLP.

  99.1 Financial Statements of CEC and for the year ended September 30, 2001 with Report of Independent Auditors.

  99.2 Unaudited Pro Forma Combined Condensed Balance Sheet of the Company and CEC as of August 31, 2001; and Unaudited Pro Forma Combined Condensed Statements of Operations of the Company and CEC for the six months ended August 31, 2001 and for the year ended February 28, 2001.


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